UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 18, 2021

LIV CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-39157

Cayman Islands	N/A
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

Torre Virreyes
Pedregal No. 24, Piso 6-601
Col. Molino del Rey
México, CDMX, 11040

(Address of principal executive offices, including zip code)

+52-55-1100-2470

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	LIVK	The NASDAQ Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	LIVKW	The NASDAQ Stock Market LLC
Units, each consisting of one Class A ordinary share and one redeemable warrant	LIVKU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on August 18, 2021, LIV Capital Acquisition Corp. (“LIVK” or the “Company”) convened an extraordinary general meeting (the “General Meeting”) to approve, among other things, the previously announced business combination of the Company and AgileThought, Inc. (the “Business Combination” and LIVK following the Business Combination, “New AT”).

At the General Meeting, the Company’s shareholders approved, among other items, the New AT 2021 Equity Incentive Plan (the “Incentive Plan”) and the New AT 2021 Employee Stock Purchase Plan (the “Stock Plan”). A description of the material terms of each of the Incentive Plan and Stock Plan is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 2, 2021 and first mailed to LIVK’s shareholders on or about August 3, 2021 (the “Proxy Statement”), which descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Incentive Plan and Stock Plan, which are attached as Annex D and Annex E, respectively, to the Proxy Statement and are also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 18, 2021, LIVK convened the General Meeting. At the General Meeting, a total of 5,969,254 Class A ordinary shares and 2,071,000 Class B ordinary shares of LIVK, out of a total of 8,050,000 Class A ordinary shares and 2,082,500 Class B ordinary shares issued and outstanding and entitled to vote as of the close of business on July 15, 2021 (the record date for the General Meeting), were present or represented by proxy at the General Meeting. A summary of the voting results for the following proposals, each of which is described in detail in the Proxy Statement, is set forth below. The adjournment proposal described in the Proxy Statement was not presented at the General Meeting because there were enough votes to approve the other proposals presented at the General Meeting.

Proposal 1: Adoption of the Business Combination Proposal

LIVK’s shareholders approved by ordinary resolution the transactions contemplated by the Agreement and Plan of Merger, dated as of May 9, 2021 (as amended or modified from time to time, the “Merger Agreement”), by and between LIVK and AgileThought, Inc., a Delaware corporation (“AT”), pursuant to which LIVK will domesticate as a new Delaware corporation and AT will subsequently be merged with and into LIVK, whereupon the separate corporate existence of AT will cease and LIVK will be the surviving corporation, on the terms and subject to the conditions set forth therein. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,937,311	102,269	674	0

Proposal 2: Adoption of the Nasdaq Proposal

LIVK’s shareholders approved by ordinary resolution, for purposes of complying with applicable listing rules of The Nasdaq Stock Market LLC (the “Nasdaq”), the issuance by LIVK of (i) 2,650,000 shares of Class A common stock to investors (the "subscription investors") pursuant to subscription agreements by and between LIVK and such subscription investors, pursuant to which the subscription investors will purchase subscription shares in a privately negotiated transaction in connection with the consummation of the Business Combination (the "subscription agreements"), and (ii) up to 36,712,131 shares of Class A common stock to pre-Business Combination equity holders of AT, including certain funds affiliated with LIVK’s sponsor solely with respect to such funds’ shares held as pre-Business Combination equity holders of AT, pursuant to the Merger Agreement. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,864,811	102,269	73,174	0

Proposal 3: Adoption of the Domestication Proposal

LIVK’s shareholders approved by special resolution that LIVK be transferred by way of continuation to Delaware pursuant to Part XII of the Companies Act (As Revised) of the Cayman Islands and Section 388 of the General Corporation Law of the State of Delaware and, immediately upon being de-registered in the Cayman Islands, LIVK be continued and domesticated as a corporation under the laws of the state of Delaware and, conditioned upon, and with effect from, the registration of LIVK as a corporation in the State of Delaware, the registered office of LIVK be changed to 1209 Orange Street, City of Wilmington, County of New Castle, Delaware, Zip Code 19801, United States. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,864,811	102,269	73,174	0

Proposal 4: Adoption of the Charter Amendment Proposal

LIVK’s shareholders approved by special resolution amending and restating the Amended and Restated Memorandum and Articles of Association of LIVK currently in effect by the deletion in their entirety and the substitution in their place of the proposed Certificate of Incorporation (a copy of which is attached to the Proxy Statement as Annex B) (the “proposed Certificate of Incorporation”), including the authorization of the change in authorized share capital as indicated therein. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,864,811	102,269	73,174	0

Proposal 5: Adoption of Organizational Documents Proposal A

LIVK’s shareholders approved by ordinary resolution (x) in connection with the amendment and restatement of the Amended and Restated Memorandum and Articles of Association of LIVK by deleting them in their entirety and substituting in their place the proposed Certificate of Incorporation, the provisions in the proposed Certificate of Incorporation (i) adopting Delaware as the exclusive forum for certain stockholder litigation, (ii) making New AT’s corporate existence perpetual, and (iii) removing certain provisions related to LIVK’s status as a blank check company that will no longer be applicable to LIVK upon consummation of the Business Combination and (y) upon closing of the Business Combination, changing LIVK’s name from “LIV Capital Acquisition Corp.” to “AgileThought, Inc.” The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,864,811	102,269	73,174	0

Proposal 6: Adoption of Organizational Documents Proposal B

LIVK’s shareholders approved by ordinary resolution, in connection with the amendment and restatement of the Amended and Restated Memorandum and Articles of Association of LIVK by deleting them in their entirety and substituting in their place the proposed Certificate of Incorporation, the provisions in the proposed Certificate of Incorporation dividing the board of directors into three classes following the Business Combination, with each class generally serving for a term of three years and with only one class of directors being elected in each year. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,665,411	301,669	73,174	0

Proposal 7: Adoption of Organizational Documents Proposal C

LIVK’s shareholders approved by ordinary resolution, in connection with the amendment and restatement of the Amended and Restated Memorandum and Articles of Association of LIVK by deleting them in their entirety and substituting in their place the proposed Certificate of Incorporation, the provisions in the proposed Certificate of Incorporation providing that the directors may only be removed for cause (as defined in the proposed Certificate of Incorporation). The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,665,411	301,669	73,174	0

Proposal 8: Adoption of Organizational Documents Proposal D

LIVK’s shareholders approved by ordinary resolution, in connection with the amendment and restatement of the Amended and Restated Memorandum and Articles of Association of LIVK by deleting them in their entirety and substituting in their place the proposed Certificate of Incorporation, the provisions in the proposed Certificate of Incorporation removing the ability of shareholders to call a special meeting. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,665,411	301,669	73,174	0

Proposal 9: Adoption of Organizational Documents Proposal E

LIVK’s shareholders approved by ordinary resolution, in connection with the amendment and restatement of the Amended and Restated Memorandum and Articles of Association of LIVK by deleting them in their entirety and substituting in their place the proposed Certificate of Incorporation, the provisions in the proposed Certificate of Incorporation removing the ability of shareholders to act by written consent in lieu of a meeting. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,864,811	102,269	73,174	0

Proposal 10: Adoption of Organizational Documents Proposal F

LIVK’s shareholders approved by ordinary resolution, in connection with the amendment and restatement of the Amended and Restated Memorandum and Articles of Association of LIVK by deleting them in their entirety and substituting in their place the proposed Certificate of Incorporation, the provisions in the proposed Certificate of Incorporation authorizing the change in the authorized capital stock of LIVK from (i) 200,000,000 Class A ordinary shares, 20,000,000 Class B ordinary shares, and 1,000,000 preferred shares, par value $0.0001 per share in the existing organizational documents to (ii) 210,000,000 shares of Class A common stock and 10,000,000 shares of preferred stock, par value $0.0001 per share in the proposed organizational documents of New AT. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,864,811	102,269	73,174	0

Proposal 11: Adoption of the Director Election Proposal

The holders of LIVK’s Class B ordinary shares approved by ordinary resolution that Gerardo Benitez, Roberto Langenauer, Mauricio Garduño, Marina Diaz Ibarra, Alejandro Rojas, Mauricio Rioseco, Diego Zavala, Andres Borrego, Alexander R. Rossi, Arturo Saval and Manuel Senderos be elected to serve as Class I, Class II and Class III directors as set forth in the Proxy Statement to serve staggered terms on the board of directors of LIVK (following the domestication of LIV and the Business Combination) until their respective successors are duly elected and qualified, or until their earlier death, disqualification, resignation or removal. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

Gerardo Benitez

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,071,000	0	0	0

Roberto Langenauer

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,071,000	0	0	0

Mauricio Garduño

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,071,000	0	0	0

Marina Diaz Ibarra

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,071,000	0	0	0

Alejandro Rojas

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,071,000	0	0	0

Mauricio Rioseco

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,071,000	0	0	0

Diego Zavala

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,071,000	0	0	0

Andres Borrego

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,071,000	0	0	0

Alexander R. Rossi

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,071,000	0	0	0

Arturo Saval

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,071,000	0	0	0

Manuel Senderos

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,071,000	0	0	0

Proposal 12: Adoption of the Incentive Plan Proposal

LIVK’s shareholders approved by ordinary resolution the Incentive Plan. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,790,971	136,436	112,847	0

Proposal 13: Adoption of the Stock Plan Proposal

LIVK’s shareholders approved by ordinary resolution the Stock Plan. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,823,638	103,769	112,847	0

Item 8.01. Other Events.

In connection with the shareholder vote at the General Meeting, LIVK’s public shareholders had the right to elect to redeem all or a portion of their Class A ordinary shares for a per share price calculated in accordance with LIVK’s organizational documents. LIVK’s public shareholders holding 7,483,431 Class A ordinary shares validly elected to redeem their public shares. LIVK’s public shareholders who elected to redeem their public shares may revoke their elections at any time prior to the closing of the Business Combination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIV CAPITAL ACQUISITION CORP.

Date: August 18, 2021	By:	/s/ Alexander R. Rossi
Alexander R. Rossi
Chairman and Chief Executive Officer